UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2016

Green Brick Partners, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33530	20-5952523
State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2805 Dallas Parkway, Suite 400 Plano, Texas	75093
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (469) 573-6755

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 31, 2016, Green Brick Partners, Inc., a Delaware corporation (the “Company”), as borrower, entered into a First Amendment to the Credit Agreement (the “Amendment”), with Flagstar Bank, FSB (“Flagstar Bank”), the lenders named therein, and Citibank, N.A., as administrative agent, which amends the Credit Agreement, dated December 15, 2015 (as amended, the “Credit Agreement”), between the Company, the lenders named therein, and Citibank, N.A., as administrative agent. The Amendment adds Flagstar Bank as a lender under the Credit Agreement, with an initial commitment of $20.0 million, which increases the aggregate lending commitments available under the senior, unsecured revolving credit facility (the “Revolving Credit Facility”) from $40.0 million to $60.0 million. The Amendment also increases the maximum amount of the Revolving Credit Facility from a maximum aggregate amount of $75.0 million to $110.0 million, which further increases are available at the Company’s option, prior to the termination date, subject to certain terms and conditions.

The preceding description of the Credit Agreement and the Amendment is qualified in its entirety by reference to the full text of such documents, copies of which are attached hereto as Exhibit 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth above in Item 1.01 of this Current Report on Form 8-K and in the Company’s Current Report on Form 8-K filed on December 18, 2015, are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit
10.1

Credit Agreement, dated as of December 15, 2015, among Green Brick Partners, Inc., the lenders named therein, and Citibank, N.A., as administrative agent (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 18, 2015 (File No. 001-33530)).

10.2	First Amendment to Credit Agreement, dated as of August 31, 2016, by and among Green Brick Partners, Inc., Flagstar Bank, FSB, the lenders named therein, and Citibank, N.A., as administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN BRICK PARTNERS, INC.

By:	/s/ Richard A. Costello
Name:	Richard A. Costello
Title:	Chief Financial Officer

Date: September 1, 2016

EXHIBIT INDEX

Exhibit No.	Exhibit
10.1

Credit Agreement, dated as of December 15, 2015, among Green Brick Partners, Inc., the lenders named therein, and Citibank, N.A., as administrative agent (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 18, 2015 (File No. 001-33530)).

10.2	First Amendment to Credit Agreement, dated as of August 31, 2016, by and among Green Brick Partners, Inc., Flagstar Bank, FSB, the lenders named therein, and Citibank, N.A., as administrative agent.